MML SERIES INVESTMENT FUND

MML Moderate Allocation Fund

Supplement dated March 25, 2024 to the

Prospectus dated May 1, 2023 and the
Summary Prospectus dated May 1, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective April 12, 2024, the information for Frederick Schulitz found under the heading Portfolio Manager(s) in the section titled Management (on page 28 of the Prospectus) as well as under the heading Investment Adviser in the section titled Management of the Funds on page 82 of the Prospectus, is hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8086-23-03

MA-24-01